 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2016

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 600
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information provided pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 2.02 shall instead be deemed “furnished.”
On February 16, 2016, CTI BioPharma Corp. issued a press release announcing its financial results for the quarter and year ended December 31, 2015 and certain other information. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description	Location
99.1	Press Release of CTI BioPharma Corp., dated February 16, 2016.	Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: February 16, 2016	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and
Administration

EXHIBIT INDEX

Exhibit No.	Description	Location
99.1	Press Release of CTI BioPharma Corp., dated February 16, 2016.	Furnished herewith.